                                      Charles River Associates Incorporated
                                      John Hancock Tower
                                      Boston, Massachusetts

                           TWELFTH AMENDMENT OF LEASE

     THIS TWELFTH AMENDMENT OF LEASE, made and entered into as of this 19th day of March, 1998, by and between JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY (hereinafter referred to as "Landlord") and CHARLES RIVER ASSOCIATES INCORPORATED (hereinafter referred to as "Tenant").

                                WITNESSETH: THAT

     WHEREAS, Landlord and Tenant entered into a lease dated March 1, 1978, demising certain premises on the 43rd and 44th floors of the John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts (the "Building"), which lease has been amended by First Amendment of Lease dated December 16, 1981, Second Amendment of Lease dated February 24, 1984, Third Amendment of Lease dated February 28, 1985, Fourth Amendment of Lease dated February 7, 1986, Fifth Amendment of Lease dated February 13, 1987, Sixth Amendment of Lease dated August 24, 1987, Seventh Amendment of Lease dated January 31, 1990, Eighth Amendment of Lease dated December 31 1991, Ninth Amendment of Lease dated September 2, 1992, Tenth Amendment of Lease dated August 24, 1995 and Eleventh Amendment to Lease dated November 25, 1996 (which lease and the amendments thereto are hereinafter collectively referred to as the "Lease"); and

     WHEREAS, pursuant to a letter dated February 6, 1998 Tenant exercised its Fourth Option to Lease Expansion Block 3 located on the 32nd floor containing 3,613 rentable square feet, and more particularly designated as "Expansion Block 3" on EXHIBIT "1" attached hereto and incorporated by reference ("Expansion Block 3"), commencing July 1, 1998, all pursuant to Section 31(A)(iii) of the Lease; and

     WHEREAS, Landlord and Tenant have agreed upon the terms and conditions with respect to the inclusion of Expansion Block 3 pursuant to a letter agreement dated February 19, 1998; and

     WHEREAS, the parties hereto are mutually desirous of amending the Lease so as to provide for the above.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lease is hereby amended as follows:

     1. INCLUSION OF EXPANSION BLOCK 3. Effective as of July 1, 1998, the Lease shall be amended so as to include in the Premises, Expansion Block 3 as designated on EXHIBIT "1". The designated rentable area included in the Premises shall be increased by the rentable area of Expansion Block 3 (3,613 rentable square feet).

     2. EXPANSION BLOCK 3 BASE RENT. Providing Tenant is not in default beyond any applicable grace period, Tenant shall not be obligated to pay Base Rent for Expansion Block 3 during the months of July and August of 1998. Effective September 1, 1998 and continuing through April 25, 2008 (i.e., the expiration of the Extended Term), the Base Rent for Expansion Block 3 shall be $117,061.20 (3,613 rentable square feet at $32.40 per square foot), payable by Tenant to Landlord in equal monthly installments of $9,755.10. Tenant's Proportionate Share of Ownership Taxes, Operating Expenses and Utility expenses shall be as set forth in Section 3 herein.

     3. OPERATING EXPENSES/OWNERSHIP TAXES. The Base Year for purposes of calculating the Tenant's rent adjustment for Operating Expenses for Expansion Block 3 shall be calendar year 1998, such that Tenant shall commence payment of Tenant's rent adjustment for Operating Expenses for Expansion Block 3 from and after July 1, 1999. The Base Year for purposes of calculating Tenant's Proportionate Share of Ownership Taxes for Expansion Block 3 shall be the fiscal year 1999, such that Tenant shall commence payment of Tenant's Proportionate Share of Ownership Taxes for Expansion Block 3 from and after July 1, 1999. Tenant's Proportionate Share of Ownership Taxes for Expansion Block 3 for any fiscal year shall be .2262%, the percentage resulting from dividing the number of square feet of rentable area included in Expansion Block 3 (3,613 square feet) by the number of square feet of rentable area in the Building (which is 1,597,533 square feet).

     4. TENANT ALLOWANCE. Tenant shall be responsible to design and construct all improvements within Expansion Block 3, at Tenant's sole expense, which design and construction shall be conducted in accordance with the provisions of Section 10B of the Lease. Landlord will provide Tenant with a tenant improvement allowance for construction of improvements in Expansion Block 3 in the aggregate amount of $113,809.50 ($31.50 per rentable square foot) (the "Tenant Allowance"). During construction of the improvements in Expansion Block 3 (but no more often than once per month), Tenant shall submit a bill or bills to Landlord for reimbursement of the actual costs incurred by Tenant to date to produce plans, construct improvements, purchase furniture, fixtures or equipment or pay moving expenses. Tenant shall attach to such bill or bills all relevant and available invoices and other evidence of the completion of work as Landlord may require in its reasonable discretion. Within fifteen (15) business days of its receipt of such bill or bills from Tenant, provided Tenant is not in default hereunder, Landlord shall reimburse Tenant for all reasonably verifiable costs incurred by Tenant in constructing the improvements to Expansion Block 3 up to the maximum Tenant Allowance. In the event that Tenant completes construction of the improvements to Expansion Block 3 and the actual costs to complete such improvements are less than the Tenant Allowance, the Base Rent due and payable by Tenant to Landlord for Expansion Block 3 shall be reduced on a dollar for dollar basis until such Tenant Allowance is expended in full.

     5. MISCELLANEOUS. Except as herein expressly modified all of the terms and conditions of the Lease shall be and remain in full force and effect, provided, however, if and to the extent that any of the provisions of this Twelfth Amendment conflict with or are otherwise inconsistent with any of the provisions of the Lease, the provisions of this Twelfth Amendment shall prevail. Terms not defined herein, but defined in the Lease, shall have the meanings given in the Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Twelfth Amendment to be duly executed under seal as of the day first above written.

                                  LANDLORD:

                                  JOHN HANCOCK MUTUAL LIFE
                                  INSURANCE COMPANY

                                  By: /s/ Laurence W. Gaboury
                                     -----------------------------
                                     Laurence W. Gaboury
                                     Vice President

                                  TENANT:

                                  CHARLES RIVER ASSOCIATES,
                                  INCORPORATED


                                  By: /s/ Laurel E. Morrison
                                     -----------------------------------
                                  Title: VP and Treasurer

                                                                       Exhibit 1

                                   [MAP PLAN]

                                 T32 Floor Plan

                               Expansion Block #3

                                     Charles River Associates Incorporated
                                     John Hancock Tower
                                     Boston, Massachusetts

                          THIRTEENTH AMENDMENT OF LEASE

     THIS THIRTEENTH AMENDMENT OF LEASE, made and entered into as of this 13 day of August, 1999, by and between JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY (hereinafter referred to as "Landlord") and CHARLES RIVER ASSOCIATES INCORPORATED (hereinafter referred to as "Tenant").

                                WITNESSETH: THAT

     WHEREAS, Landlord and Tenant entered into a lease dated March 1, 1978, demising certain premises on the 43rd and 44th floors of the John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts (the "Building"), which lease has been amended by First Amendment of Lease dated December 16, 1981, Second Amendment of Lease dated February 24, 1984, Third Amendment of Lease dated February 28, 1985, Fourth Amendment of Lease dated February 7, 1986, Fifth Amendment of Lease dated February 13, 1987, Sixth Amendment of Lease dated August 24, 1987, Seventh Amendment of Lease dated January 31, 1990, Eighth Amendment of Lease dated December 31 1991, Ninth Amendment of Lease dated September 2, 1992, Tenth Amendment of Lease dated August 24, 1995, Eleventh Amendment to Lease dated November 25, 1996 and Twelfth Amendment of Lease dated March 19, 1998 (which lease and the amendments thereto are hereinafter collectively referred to as the "Lease"); and

     WHEREAS, pursuant to a letter dated May 24, 1999 Tenant exercised its Fifth Option to Lease Expansion Block 4 located on the 32nd floor containing 3,497 rentable square feet, and more particularly designated as "Expansion Block 4" on EXHIBIT "1" attached hereto and incorporated by reference ("Expansion Block 4"), commencing September 1, 1999, all pursuant to Section 31(A)(iii) of the Lease; and

     WHEREAS, Landlord and Tenant have agreed upon the terms and conditions with respect to the inclusion of Expansion Block 4; and

     WHEREAS, the parties hereto are mutually desirous of amending the Lease so as to provide for the above.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lease is hereby amended as follows:

     1. INCLUSION OF EXPANSION BLOCK 4. Effective as of September 1, 1999, the Lease shall be amended so as to include in the Premises Expansion Block 4 as designated on EXHIBIT "1". The designated rentable area included in the Premises shall be increased by the rentable area of Expansion Block 4 (3,497 rentable square feet).

     2. EXPANSION BLOCK 4 BASE RENT. Providing Tenant is not in default beyond any applicable grace period, Tenant shall not be obligated to pay Base Rent for Expansion Block 4 during the months of September and October of 1999. Effective November 1, 1999 and continuing through August 31, 2003 the Base Rent for Expansion Block 4 shall be $179,221.25 (3,497 rentable square feet at $51.25 per square foot), payable by Tenant to Landlord in equal monthly installments of $14,935.10. Effective September 1, 2003 and continuing through April 25, 2008 (i.e. the expiration of the Extended Term) the Base Rent for Expansion Block 4 shall be $192,335 (3,497 rentable square feet at $55.00 per square foot), payable by Tenant to Landlord in equal monthly installments of $16,027.92. Tenant's Proportionate Share of Ownership Taxes, Operating Expenses and Utility expenses shall be as set forth in Section 3 herein.

     3. OPERATING EXPENSES/OWNERSHIP TAXES. The Base Year for purposes of calculating the Tenant's rent adjustment for Operating Expenses for Expansion Block 4 shall be calendar year 2000, such that Tenant shall commence payment of Tenant's rent adjustment for Operating Expenses for Expansion Block 4 from and after January 1, 2001. The Base Year for purposes of calculating Tenant's Proportionate Share of Ownership Taxes for Expansion Block 4 shall be the fiscal year 2000, such that Tenant shall commence payment of Tenant's Proportionate Share of Ownership Taxes for Expansion Block 4 from and after July 1, 2000. Tenant's Proportionate Share of Ownership Taxes for Expansion Block 4 for any fiscal year shall be .2189%, the percentage resulting from dividing the number of square feet of rentable area included in Expansion Block 4 (3,497 square feet) by the number of square feet of rentable area in the Building (which is 1,597,533 square feet).

     4. TENANT ALLOWANCE. Tenant shall be responsible to design and construct all improvements within Expansion Block 4, at Tenant's sole expense, which design and construction shall be conducted in accordance with the provisions of Section 10B of the Lease. Landlord will provide Tenant with a tenant improvement allowance for construction of improvements in Expansion Block 4 in the aggregate amount of $94,419.00 ($27.00 per rentable square foot) (the "Tenant Allowance"). During construction of the improvements in Expansion Block 4 (but no more often than once per month), Tenant shall submit a bill or bills to Landlord for reimbursement of the actual costs incurred by Tenant to date to produce plans, construct improvements, purchase furniture, fixtures or equipment or pay moving expenses. Tenant shall attach to such bill or bills all relevant and available invoices and other evidence of the Completion of work as Landlord may require in its reasonable discretion. Within fifteen (15) business days of its receipt of such bill or bills from Tenant, provided Tenant is not in default hereunder, Landlord shall reimburse Tenant for all reasonably verifiable costs incurred by Tenant in constructing the improvements to Expansion Block 4 up to the maximum Tenant Allowance. In the event that Tenant completes construction of the improvements to Expansion Block 4 and the actual costs to complete such improvements are less than the Tenant Allowance, the Base Rent due and payable by Tenant to Landlord for Expansion Block 4 shall be reduced on a dollar for dollar basis until such Tenant Allowance is expended in full.

     5. MISCELLANEOUS. Except as herein expressly modified all of the terms and conditions of the Lease shall be and remain in full force and effect, provided, however, if and to the extent that any of the provisions of this Thirteenth Amendment conflict with or are otherwise inconsistent with any of the provisions of the Lease, the provisions of this Thirteenth Amendment shall prevail. Terms not defined herein, but defined in the Lease, shall have the meanings given in the Lease.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Thirteenth Amendment to be duly executed under seal as of the day first above written.

                                  LANDLORD:

                                  JOHN HANCOCK MUTUAL LIFE
                                  INSURANCE COMPANY


                                  By: /s/ Paul M. Crowley
                                     ------------------------
                                     Paul M. Crowley
                                     Vice President


                                  TENANT:

                                  CHARLES RIVER ASSOCIATES,
                                  INCORPORATED

                                  By: /s/ Laurel E. Morrison
                                     ------------------------
                                     Title: CFO

                                  EXHIBIT "1"

                             T-32 EXPANSION BLOCK 4

                                   [MAP PLAN]

                      Charles River Associates Incorporated
                               John Hancock Tower
                              Boston, Massachusetts

                          FOURTEENTH AMENDMENT OF LEASE

    THIS FOURTEENTH AMENDMENT OF LEASE, made and entered into as of this 20th day of April, 2000, by and between JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY (hereinafter referred to as "Landlord") and CHARLES RIVER ASSOCIATES INCORPORATED (hereinafter referred to as "Tenant").

                                WITNESSETH: THAT

     WHEREAS, Landlord and Tenant entered into a lease dated March 1, 1978, demising certain premises on the 43rd and 44th floors of the John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts (the "Building"), which lease has been amended by First Amendment of Lease dated December 16, 1981, Second Amendment of Lease dated February 24, 1984, Third Amendment of Lease dated February 28, 1985, Fourth Amendment of Lease dated February 7, 1986, Fifth Amendment of Lease dated February 13, 1987, Sixth Amendment of Lease dated August 24, 1987, Seventh Amendment of Lease dated January 31, 1990, Eighth Amendment of Lease dated December 31 1991, Ninth Amendment of Lease dated September 2, 1992, Tenth Amendment of Lease dated August 24, 1995, Eleventh Amendment to Lease dated November 25, 1996, Twelfth Amendment of Lease dated March 19, 1998, and Thirteenth Amendment to Lease dated August 13, 1999 (which lease and the amendments thereto are hereinafter collectively referred to as the "Lease"); and

     WHEREAS, Tenant requested to exercise its Sixth Option to Lease Expansion Block 5 located on the 32nd floor containing 4,456 rentable square feet, and more particularly designated as "Expansion Block 5" on EXHIBIT "1" attached hereto and incorporated by reference ("Expansion Block 5"), commencing March 1, 2000, all pursuant to Section 31(A)(vi) of the Lease; and

     WHEREAS, Landlord and Tenant have agreed upon the terms and conditions with respect to the inclusion of Expansion Block 5; and

     WHEREAS, the parties hereto are mutually desirous of amending the Lease so as to provide for the above.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lease is hereby amended as follows:

     1. INCLUSION OF EXPANSION BLOCK 5. Effective as of March 1, 2000, the Lease shall be amended so as to include in the Premises Expansion Block 5 as designated on EXHIBIT "1". The designated rentable area included in the Premises shall be increased by the rentable area of Expansion Block 5 (4,456 rentable square feet).

     2. EXPANSION BLOCK 5 BASE RENT. Providing Tenant is not in default beyond any applicable grace period, Tenant shall not be obligated to pay Base Rent for Expansion Block 5 during the months of March, April, May, June and July of 2000. Effective August 1, 2000 and continuing through August 31, 2003 the Base Rent for Expansion Block 5 shall be $229,484.00 (4,456 rentable square feet at $51.50 per square foot), payable by Tenant to Landlord in equal monthly installments of $19,123.67. Effective September 1, 2003 and continuing through
          April 25, 2008 (i.e. the expiration of the Extended Term) the Base Rent for Expansion Block 5 shall be $250,650.00 (4,456 rentable square feet at $56.25 per square foot), payable by Tenant to Landlord in equal monthly installments of $20,887.50. Tenant's Proportionate Share of Ownership Taxes, Operating Expenses and Utility expenses shall be as set forth in Section 3 herein.

     3. OPERATING EXPENSES/OWNERSHIP TAXES. The Base Year for purposes of calculating the Tenant's rent adjustment for Operating Expenses for Expansion Block 5 shall be calendar year 2000, such that Tenant shall commence payment of Tenant's rent adjustment for Operating Expenses for Expansion Block 5 from and after January 1, 2001. The Base Year for purposes of calculating Tenant's Proportionate Share of Ownership Taxes for Expansion Block 5 shall be the fiscal year 2000, such that Tenant shall commence payment of Tenant's Proportionate Share of Ownership Taxes for Expansion Block 5 from and after July 1, 2000. Tenant's Proportionate Share of Ownership Taxes for Expansion Block 5 for any fiscal year shall be .2551%, the percentage resulting from dividing the number of square feet of rentable area included in Expansion Block 5 (4,075 square feet) by the number of square feet of rentable area in the Building (which is 1,597,533 square feet).

     4. TENANT ALLOWANCE. Tenant shall be responsible to design and construct all improvements within Expansion Block 5, at Tenant's sole expense, which design and construction shall be conducted in accordance with the provisions of Section 10B of the Lease. Landlord will provide Tenant with a tenant improvement allowance for construction of improvements in Expansion Block 5 in the aggregate amount of $112,375.00 ($25.21 per rentable square foot) (the "Tenant Allowance"). During construction of the improvements in Expansion Block 5 (but no more often than once per month), Tenant shall submit a bill or bills to Landlord for reimbursement of the actual costs incurred by Tenant to date to produce plans, construct improvements, purchase furniture, fixtures or equipment or pay moving expenses. Tenant shall attach to such bill or bills all relevant and available invoices and other evidence of the completion of work as Landlord may require in its reasonable discretion. Within fifteen (15) business days of its receipt of such bill or bills from Tenant, provided Tenant is not in default hereunder, Landlord shall reimburse Tenant for all reasonably verifiable costs incurred by Tenant in constructing the improvements to Expansion Block 5 up to the maximum Tenant Allowance. In the event that Tenant completes construction of the improvements to Expansion Block 5 and the actual costs to complete such improvements are less than the Tenant Allowance, the Base Rent due and payable by Tenant to Landlord for Expansion Block 5 shall be reduced on a dollar for dollar basis until such Tenant Allowance is expended in full.

     5. MISCELLANEOUS. Except as herein expressly modified all of the terms and conditions of the Lease shall be and remain in full force and effect, provided, however, if and to the extent that any of the provisions of this Fourteenth Amendment conflict with or are otherwise inconsistent with any of the provisions of the Lease, the provisions of this Fourteenth Amendment shall prevail. Terms not defined herein, but defined in the Lease, shall have the meanings given in the Lease.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Fourteenth Amendment to be duly executed under seal as of the day first above written.

                                  LANDLORD:

                                  JOHN HANCOCK MUTUAL LIFE
                                  INSURANCE COMPANY

                                  By: /s/ Paul M. Crowley
                                     -------------------------
                                     Paul M. Crowley
                                     Vice President


                                  TENANT:

                                  CHARLES RIVER ASSOCIATES,
                                  INCORPORATED

                                  By: /s/ illegible
                                     -----------------------------
                                     Title: CFO



RC3246

                                   EXHIBIT "1"

                             T-32 EXPANSION BLOCK 5

                                   [MAP PLAN]